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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 21, 2004
                Date of Report (date of earliest event reported)


                                 BIOMERICA, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                        0-8765                  95-2645573
     --------                        ------                  ----------
  (State or Other                 (Commission              (IRS Employee
  Jurisdiction of                 File Number)          Identification Number)


                              1533 Monrovia Avenue
                         Newport Beach, California 92663
                     (Address of Principal Executive Offices
                               Including Zip Code)


                                  949-645-2111
                                  ------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                   ----------
                    (Former Name or Former Address if Changed
                               Since Last Report)

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Item 5.02 (b).  Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

         On September 21, 2004, the Company and Board Director, Dr. Robert Orlando, mutually agreed that he will not stand for re-election this year when his term expires November 19, 2004, due to Dr. Orlando's time constraints. Dr. Orlando will assume the consulting position of Medical Director for Clinical Scientific Affairs for the Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMERICA, INC.

Dated: September 24, 2004                    By: /s/ Zackary S. Irani
                                             Name: Zackary S. Irani
                                             Title: Chief Executive Officer